CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
         REQUIRED BY RULE 13A-14(B) OR RULE 15D-14(B) AND 18 U.S.C. 1350

     In connection with the Quarterly Report of Alloy Steel International, Inc. on Form 10-QSB for the period ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alan Winduss, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                     By: /s/ Alan Winduss
                                         ------------------------------------
                                         Alan Winduss
                                         Chief Financial Officer
                                         August 14, 2006